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                                                                    EXHIBIT 13.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Deswell Industries, Inc. (the "Company") on Form 20-F for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 15, 2003               By:  /s/ Richard Lau
                                           _____________________________
                                                Richard Lau
                                       Chief Executive Officer

Date: September 15, 2003               By:  /s/ C. P. Li
                                           _____________________________
                                                C. P. Li
                                       Chief Financial Officer